First Community Bancshares, Inc.

NASDAQ: FCBC

March 2010


First Community Bank



Forward-Looking Disclosures

First Community Bancshares, Inc.

This presentation may include **forward-looking statements**. These forward-looking statements are based on current expectations that **involve risks, uncertainties and assumptions**. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual **results may differ materially**. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the **Company does not undertake to update forward-looking statements** contained within this presentation.

First Community Bancshares, Inc.


STRENGTH. BALANCE. BACKBONE.

First Community Bancshares Overview

Investment Highlights

First Community Bancshares, Inc.

- A $2.3 billion VA, WV, NC and TN branch franchise
  - 135 years of continuous operation
  - Strong history of core earnings and dividend payments
  - Robust market share in legacy markets and attractive expansion into growth markets
  - Positioned as regional consolidator
  - Legacy markets benefit from both economic stability and limited real estate price volatility

House Price Index (YoY % Change) Source: FRB Richmond February 2010 Monthly Update				
U.S.	5th District	WV	Charleston	Roanoke
-4.08	-4.29	-1.76	0.61	-0.13

- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure > 18 years
  - Insider ownership of 6.88%

First Community Bancshares, Inc.

Investment Highlights

- True retail franchise generating low cost core deposits
  - Over 119,000 customer accounts with Q4 2009 average cost of funds of 1.62%, below peer average of 1.73% and declining further in January
- Exceptional balance sheet profile
- Strong loan quality
  - NPLs/Loans of 1.47% versus peers of 3.49% at December 31, 2009
  - NPAs/Assets of 1.11% versus peers of 3.31% at December 31, 2009
  - NCOs/Avg Loans of 0.77% versus peers of 1.52% for Q4 2009
- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 3.92%, 41 basis points above peers for Q4 2009
- Strong non-margin, fee-based revenue diversification

First Community Bancshares, Inc.

Investment Highlights

- Re-positioned balance sheet December 31, 2009
  - Sold and charged-off pooled TPS eliminating future exposure
  - Drove 2009 losses
- Fresh start on 2010
  - Eliminated the overhang of potential TPS impairments
  - Continued capital strength
  - Core earnings can re-assume prominence
  - Eliminated management distractions
- Result
  - *Clean and strong balance sheet*
  - *Strong core earnings*
  - *Prepared to grow*

Experienced, Executive Management Team

First Community Bancshares, Inc.

- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure > 18 years; total insider ownership of 6.88%

	Years in Banking	Years with FCB
John M. Mendez President and CEO	24	24
Robert L. Buzzo President, FCBNA	36	36
E. Stephen Lilly Chief Operating Officer	28	12
David D. Brown Chief Financial Officer	10	4
Gary R. Mills Chief Credit Officer	18	10
Martyn A. Pell SVP – Corporate Development and Strategy	16	16
Robert Schumacher SVP- General Counsel	25	25
Average	22	18

Current Franchise Overview: Branch Map

First Community Bancshares, Inc.

- 71 locations across five-states (Virginia, West Virginia, North Carolina, Tennessee and South Carolina)
- Attractive urban and suburban markets in the Carolinas, Virginia, West Virginia, and Tennessee
- Full array of services creates financial partnership with our customers
- Strong growth from organic and acquisition strategies
  - 11.9% 10-year asset CAGR
- Expanding wealth and insurance lines of business
- Alternative solution-space between small community banks and impersonal regional and national banks
- Attract new deposit relationships from big bank fallout
- Continue developing legacy markets in the Virginias



Legacy Markets
Morgantown
Bridgeport
Charleston
Charlottesville
Roanoke
Richmond
Norfolk
Johnson City
Greensboro
Winston-Salem
Raleigh
Charlotte
Greenville
Columbia
FCBC Headquarters
Current Locations
GreenPoint Locations
Loan Production Locations

Current Franchise Overview: Market Demographics and Position

First Community Bancshares, Inc.

MSA/County	Market Rank	Branches	Deposits in Market ($000)	Deposit Market Share (%)	Total Population 2008 (Actual)	Projected Population Change 2008-2013 (%)	Median HH Income 2008 ($)	Projected HH Income Change 2008-2013 (%)
Legacy Markets								
Princeton-Bluefield, WV-VA	1	12	578,573	27.13	105,665	(0.97)	33,404	13.20
Nicholas, WV	3	5	92,407	23.26	26,452	(0.20)	32,610	12.70
Upshur, WV	2	1	95,183	30.70	23,663	1.20	33,311	12.41
Wyoming, WV	2	4	81,970	34.99	24,385	(3.49)	28,999	13.24
Beckley, WV	5	3	74,024	6.38	80,735	1.14	35,512	13.70
Clarksburg, WV	9	2	47,282	3.58	92,719	0.79	36,851	14.26
Logan, WV	4	1	47,356	9.05	35,962	(2.70)	29,921	13.20
Emporia, VA	3	2	43,403	17.92	5,739	0.10	38,050	15.79
Alleghany, NC	3	1	33,092	16.02	11,230	2.51	36,541	13.41
Wythe, VA	8	2	23,617	4.61	28,763	2.85	39,180	11.17
Dickenson, VA	4	1	22,927	11.19	16,311	(0.20)	27,661	8.99
Monroe, WV	3	1	16,067	14.15	13,336	0.56	33,640	11.37
Webster, WV	2	1	14,367	22.74	9,717	0.19	24,970	8.85
Summers, WV	3	1	12,763	9.70	14,191	(1.21)	26,001	14.26
Wise, VA	9	1	5,552	1.09	42,381	(0.12)	31,700	11.75
MSA/County Totals		**38**	**1,188,583**		**531,249**			
Weighted Average: MSA/County						**(0.51)**	**33,235**	**13.08**
Growth Markets								
Statesville-Mooresville, NC	7	1	105,944	4.71	156,294	16.66	54,189	15.09
Johnson City, TN	11	4	84,243	2.72	195,655	4.69	39,043	15.85
Richmond, VA	22	6	71,064	0.27	1,229,109	7.28	61,232	14.59
Winston-Salem, NC	10	5	192,011	1.00	473,223	8.21	53,232	15.02
Hickory-Lenoir-Morganton, NC	13	1	45,999	1.05	366,830	3.91	47,194	14.66
Charlotte-Gastonia-Concord, NC-SC	41	2	21,480	0.01	1,687,342	16.21	62,876	18.46
Mount Airy, NC	10	1	14,198	1.02	73,908	2.00	41,210	13.45
North Wilkesboro, NC	11	1	12,196	1.57	68,020	2.02	41,620	12.28
Kingsport-Bristol, TN-VA	26	1	8,817	0.20	308,843	2.21	40,674	15.56
MSA/County Totals		**22**	**555,952**		**4,559,224**			
Deposit Weighted Average: MSA/County						**8.73**	**51,399**	**15.12**

Deposit data as of June 30, 2009
Source: FDIC, SNL Financial

First Community Bancshares, Inc.

Strategic Direction

- Transformational growth to $5 billion
  - Targeted strategic bank acquisitions
    - Fill in primary markets
    - Attractive price levels
  - FDIC-assisted transactions
    - Possible larger transactions
    - Primary and secondary markets
- Continue diversification of revenues
  - Acquisition of insurance agencies
    - Populate primary markets
    - Achieve greater integration with bank services
  - Build wealth management organically
- Build premier financial services firm
  - Capability with community bank flavor
- Refine, integrate, and polish service levels and processes
- Reset regional structure
- Enhance customer solutions capability

Strategic Direction


Balanced Growth and Profitability Strategy
Alternative Solution vs. Large Banks
Position as Regional Consolidator
Pursue Growth Markets around Key MSA's
Develop Legacy Markets/Earnings Driver
Diversify Revenues into Associated Financial Service Lines (Wealth and Insurance)

First Community Bancshares, Inc.

Credit Quality

- Protect the culture/defend underwriting
- Defensive posture on real estate
- Cutting all exposures to A&D through remainder of the cycle
- Outstandings have fallen
- Carry excess liquidity
- Early detection of emerging problem loans
- Recent CRE stress testing shows stable portfolio

Mortgage Delinquencies (% 90+ Days Delinquent 3Q 2009)			
U.S.	WV	VA	**FCB (Q4 09)**
3.39%	2.50%	2.42%	**0.49%**

First Community Bancshares, Inc.

Earnings Leadership

- **Efficiency**
  - Conservative business approach
  - Low cost structure in headquarters region
  - Lower cost workforce

Efficiency Ratio		
	FCB	Peer Group
2009	59.14%	67.90%
2008	59.23%	64.33%

- **Core Deposits**
  - Built over years of operation
  - Value of the franchise
  - Strong market share

Top Market Share

County	2009 Rank	2008 Rank	2009 Total Market Deposits	2009 FCB Market Share	2008 Total Market Deposits	2008 FCB Market Share
Mercer	1	1	$364.7 M	35.73%	$371.4M	35.95%
Upshur	2	2	$95.2 M	30.70%	$78.6M	27.18%
Wyoming	2	2	$82.0 M	34.99%	$76.3M	34.04%
Taylor	2	2	$47.3 M	44.96%	$45.7M	45.76%

- **Cost of Funds**
  - Strong DDA base
  - Disciplined approach to pricing
- **Diversified Non-Credit Revenues**
  - Innovative retail strategy
  - Incentive driven
  - Legacy trust division
  - Strong compound growth from insurance agency acquisitions

Key Franchise Differentiator:
Retail Franchise with Core, Low Cost Deposits

First Community Bancshares, Inc.

Deposit Composition
as of January 29, 2010



IRA 4.9%
IRA Jumbo 1.5%
Demand 11.9%
Time Jumbo 18.3%
Interest-Bearing Demand 13.9%
Time 24.6%
Savings 24.8%

Account Balances as of January 29, 2010	Accounts	Balance	Period End W.A.R.
Demand	35,035	$192,813	0.00%
Interest-Bearing Demand	35,090	225,732	0.37%
Savings	24,995	402,304	0.83%
Total DDA	95,120	820,849	0.51%
Time	18,170	398,201	2.21%
Time Jumbo	1,332	296,487	2.23%
IRA	4,407	79,497	2.76%
IRA Jumbo	145	24,870	3.34%
Total Non-DDA	24,054	$799,055	2.31%
Total Retail Funds	119,174	$1,619,904	1.40%

- Over 119,000 customer accounts
- No brokered deposits
- Stable deposit base in legacy markets
- Significantly lower cost of deposits than regional and nationwide peers

Key Franchise Differentiator: Rapid Growth in Non-Interest Income

First Community Bancshares, Inc.

- Since 2004, the Company has grown non-interest income sources to reduce interest rate cycle exposure
  - Increased wealth management line of business
  - Grown insurance line of business
  - Re-engineered retail product set and sales approach
  - Focused on cash management services for commercial clients
  - Increased capacity to improve charges for deposit services

Dollars in thousands

Non-Interest Income	2004	2005	2006	2007	2008	2009	CAGR
Wealth Management	$2,489	$2,956	$2,811	$3,880	$4,100	$4,147	10.75% [1]
Service Charges on Deposits	$9,122	$10,095	$10,242	$11,387	$14,067	$13,892	8.77% [1]
Insurance Revenue	0	0	0	$1,142	$4,988	$6,988	147% [2]

[1] Five-year CAGR for the period 2004 to 2009
[2] One-year CAGR for the period 2007 to 2009

M&A

First Community Bancshares, Inc.

Opportunity:

- FCB is a strong partner
- FCB provides exit strategy for institutions under pressure
- Look to augment existing franchise
- Opportunistic
- Assisted transactions
- Strong currency
- Predominately stock
- Growing opportunity throughout credit cycle

Filters:

- Like minded community bank organizations
- Strength of franchise
- Core deposit base (Strong DDA)
- Suburban markets near key MSA's
- Deep cost savings
- Growth orientation

Recent Acquisitions:
Bank & Thrift Transactions

First Community Bancshares, Inc.

Coddle Creek Financial Corp Acquisition

- Expanded our franchise into the dynamic Iredell and Mecklenburg County Markets
- Market Population growth in both counties projected to be in excess of 14.5% over 5 years
- NC population growth projected to be 8.9% compared to the national projection of 6.3%
- Achieved cost savings projections of 46%



TriStone Community Bank Acquisition

- Expands our franchise in the Winston-Salem market and retain strong and talented team to lead our Winston-Salem area
- Conservative loan portfolio with minimal exposure to construction and development loans and strong credit quality trends
- Below book value deal resulted in bargain purchase gain of $4.5 million
- Capital accretive



Recent Acquisitions: Insurance Agency Transactions

- Acquired GreenPoint Insurance (High Point, NC) in September 2007
  - Full service insurance agency headquartered in High Point, NC
  - Provider of commercial and personal insurance lines, employee benefits and life and health insurance services
- Acquired REL Insurance Services (High Point, NC) in July 2008
  - Provider of commercial & personal, financial products, contractors bonding and employee benefits insurance services
- Acquired Carr & Hyde Insurance (Warrenton, VA) in December 2008
  - Full-service insurance agency providing a wide range of both commercial and personal insurance products

GREENPOINT INSURANCE GROUP
Protection and Security for every direction of your life

rel simplify.

CARR & HYDE C&H INSURANCE

Loan Portfolio: Diversified Portfolio with Strong Loan Quality

First Community Bancshares, Inc.

- Strong loan quality
  - NPLs / Net Loans at December 30, 2009 of 1.47%
  - Total delinquency of 2.32%
- Geographically diversified portfolio across the region
- Highly Granular:
  - Majority of loans in $30,000 to $300,000 range
- Top 10 loans in portfolio represent less than 5.53% of total portfolio
- Stable residential real estate portfolio (47% of total loans) in markets with limited price increases over the last year and less than 10% price declines from recent market highs
- Limited C&D exposure (< 10%)

Loan Composition at December 31, 2009



Consumer 4.5%
Other 0.2%
Comm'l and Agriculture 7.1%
Const. & Devel. 9.1%
Comm'l RE 32.1%
Resi RE 47.0%



FCB
Peer Group
60.00%
40.00%
20.00%
0.00%
9.1%
21.4%
47.0%
30.5%
Construction & Development
Residential RE

Financial data as of December 31, 2009

Loan Portfolio:
Strong Loan Quality

First Community Bancshares, Inc.

Non-Performing Loans / Total Loans


4.00%
3.00%
2.00%
1.00%
0.00%
FCBC
Peers
0.45
0.27
0.28
0.16
0.32
0.24
0.26
0.59
1.00
2.27
1.47
3.49
2004
2005
2006
2007
2008
2009

Reserves / Nonperforming Loans


500%
400%
300%
200%
100%
0%
FCBC
Peers
296
432
400
484
356
362
405
317
124
110
105
55
2004
2005
2006
2007
2008
2009

Net Charge-Offs / Average Loans


1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.24
0.17
0.38
0.16
0.22
0.15
0.19
0.41
0.45
0.52
0.70
1.06
2004
2005
2006
2007
2008
2009

Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, EVBS, FBNC, FNBN, GRAN, HMPR, NBBC, PEBK, SCBT, SCMF, SMMF, STEL, UBSH, VCBI, YAVY)

Source: SNL Financial and Company filings through February 24, 2010

Loan Portfolio:
Residential Real Estate Portfolio

First Community Bancshares, Inc.

- The residential real estate portfolio is made up of 11,015 loans with an average balance of $59,710
- Fourth quarter 2009 consumer credit scoring shows weighted average FICO of 691
- Total FCBC mortgage delinquency of 2.06% compared to the delinquency rate reported by a Mortgage Bankers Association survey of 9.64% and the FDIC Quarterly Banking Profile delinquency rate of 5.44% at Sept 30, 2009

Residential Real Estate – Total Portfolio of $657.7million Geographic Dispersion



Tennessee 3.4%
South Carolina 0.2%
North Carolina 35.2%
West Virginia 46.5%
Virginia 14.7%

Data as of December 31, 2009

Loan Portfolio:
CRE Non-Owner Occupied

First Community Bancshares, Inc.

- The Company holds 1,280 CRE Loans with an average balance of $267,745; the average term of the portfolio is 93 months and 25% of the loans are floating rate
- 53% of CRE Loans are owner-occupied and the composition of non-owner occupied CRE Loans is shown below
- The CRE loan book is geographically diversified with the three largest market areas being: WV 42%, NC 33% and VA 15%
- The top 10 CRE loans represent 12% of the CRE portfolio

Commercial Non-Owner Occupied – Total Portfolio of $161.1 million


Healthcare 0.2%
Hotel
Industrial 4.9%
Office-Professional
Owner Occupied 53.2%
Office-Medical 1.0%
Retail-Stand Alone 7.9%
Shopping Center 4.4%
Resi Multi-Family 0.8%
Resi 1-4 Units 4.7%
Developed Tract 0.2%
Construction 0.2%
Real Estate 1.9%


Nicholas 0.2%
Richmond 6.9%
East TN 7.3%
Princeton/Monroe/Summers 19.7%
SC 1.0%
Bluefield 1.7%
Taylor 0.7%
SWVA 7.0%
Upshur
Southside 0.8%
Raleigh
Wyoming/Logan 0.2%
NC-Legacy
NC-Coddle Creek
NC-Piedmont

Financial data as of December 31, 2009

Loan Portfolio:
A&D and Construction

First Community Bancshares, Inc.

- The Company holds 730 A&D and Construction Loans with an average balance of $174,326
- The A&D and Construction loan book is geographically diversified with the three largest market areas being: NC 51%, WV 30% and VA 17%
- A&D and Construction Loans have decreased from $138.9 million at Sept 30, 2009, to $127.2 million at December 31, 2009

A&D and Construction – Total Portfolio of $127.2 million

Type



Other Land
25.3%
Commercial Construction
39.0%
Acquisition & Development
18.2%
Consumer Construction
17.5%

Market



Richmond
16.4%
East TN
1.9%
SC
0.0%
Princeton/Monroe/Summers
15.5%
Nicholas
1.1%
Taylor
1.3%
SW VA
1.4%
Southside
0.0%
Bluefield
2.4%
Upshur
3.9%
Raleigh
6.1%
Wyoming/Logan
0.5%
NC-Legacy
3.7%
Tristone
18.7%
NC-Mooresville
0.9%
NC-Piedmont
26.3%

Financial data as of December 31, 2009

Fourth Quarter 2009 Update

First Community Bancshares, Inc.

- Fourth quarter GAAP net loss of $34.56 million and diluted EPS of $(1.95) per share.
  - Includes pre-tax trust preferred impairment charges of $43.70 million and loss on sales of trust preferreds of $14.82 million
- Core earnings remained strong at $2.27 million, or $0.13 per share
- Asset quality metrics continue to compare favorably to peers with a ratio of non-performing assets to total assets at December 31, 2009, of 97 basis points
- Net interest margin increased to 3.92%, up 24 basis points from the quarter ended September 30, 2009

Current Franchise Overview: Financial Results

First Community Bancshares, Inc.

	2005	2006	2007	2008	2009
Net income available to common shareholders (as-reported)	$ 26,303	$ 28,948	$ 29,632	$ 2,826	$ (40,388)
Diluted EPS	$ 2.32	$ 2.57	$ 2.62	$ 0.25	$ (2.72)
Core net income *	$ 26,077	$ 28,614	$ 29,777	$ 21,865	$ 16,712
Core diluted EPS *	$ 2.30	$ 2.54	$ 2.64	$ 1.96	$ 1.12
Dividend	$ 1.02	$ 1.04	$ 1.08	$ 1.12	$ 0.30
ROAA	1.37%	1.46%	1.39%	0.14%	-1.81%
ROAE	13.79%	14.32%	13.54%	1.43%	-16.46%
Margin	4.39%	4.22%	3.80%	3.88%	3.74%
Efficiency (non-GAAP) **	53.8%	51.1%	51.2%	57.5%	59.1%

- **Core return on assets and return on equity significantly above peer GAAP averages**
- **NIM and efficiency ratio superior to peer averages**

* See Appendix A for reconciliation of core net income.

** Non-GAAP Efficiency Ratio calculated as non-interest expense as a percentage of net interest income plus non-interest income; non-interest expense used in the calculation excludes amortization of intangibles and non recurring expense; income used is increased by the favorable effect of tax exempt income and excludes securities gains and losses and non-recurring gains

Financial Performance Highlights: Efficiency, Cost of Funds, Net Interest Margin

First Community Bancshares, Inc.

Efficiency



FCBC
Peers
80%
70%
60%
50%
40%
53.4%
61.1%
58.1%
58.8%
51.1%
59.1%
51.2%
62.4%
57.5%
64.3%
59.1%
67.9%
2004
2005
2006
2007
2008
2009

Cost of Funds



FCBC
Peers
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
1.68%
1.71%
2.09%
2.23%
2.75%
3.14%
3.14%
3.56%
2.46%
2.81%
1.81%
2.09%
2004
2005
2006
2007
2008
2009

Net Interest Margin



FCBC
Peers
4.60%
4.40%
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
4.41%
4.00%
4.39%
4.13%
4.22%
4.13%
3.80%
3.87%
3.88%
3.55%
3.74%
3.39%
2004
2005
2006
2007
2008
2009

Peers include publicly traded banks with assets between $1 and $ 3 billion in NC, SC, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, EVBS, FBNC, FNBN, GRAN, HMPR, NBBC, PEBK, SCBT, SCMF, SMMF, STEL, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through February 24, 2010

Investment Portfolio: Composition

First Community Bancshares, Inc.

Available-for-Sale Securities ("AFS") as of December 31, 2009 Fair Market Value of $486.06 million



Trust Preferreds $42.76 8.80%
US Gov't Agency $25.28 5.20%
Equities $1.73 0.36%
Mortgage Backed $46.19 9.50%
Munis $135.60 27.90%
Ginnie Mae $234.50 ,48.24%

Maturity Schedule for AFS Securities



Less than 1 Year 0.1%
1 - 5 Years 2.0%
Equities 0.4%
5 - 10 Years 14.3%
Mortgage Backed 57.7%
After 10 Years 25.4%

Investment Portfolio:
Trust Preferred Securities

First Community Bancshares, Inc.

- Single-Issue
  - $41.11 million market value at December 31, 2009, representing 73% of par value
- Pooled Trust Preferred holdings
  - $1.65 million market value at December 31, 2009, representing 3% of par value
  - Sold four of nine positions to realize tax benefits
  - Remaining five positions charged down to realistic fair values

December 31, 2009	Par Value	Fair Value	Amortized Cost	Unrealized Gain/(Loss)	Cumulative OTTI
Single Issuer Bank Trust Preferred Securities					
A	$4,130	$2,752	$4,008	($1,256)	$ -
BBB	18,300	12,283	17,882	(5,599)	-
BB	34,125	26,075	33,734	(7,659)	
Single Issue Total	$56,555	$41,110	$55,624	($14,514)	$ -
Pooled Trust Preferred Securites					
Below investment grade	$59,948	$1,648	$1,648	$0	$ 58,196
Pooled Total	$59,948	$1,648	$1,648	$0	$ 58,196

Why buy FCBC?

First Community Bancshares, Inc.

- A $2.3 billion VA, WV, NC and TN branch franchise
  - Robust market share in legacy markets and attractive expansion into growth markets
- Positioned as regional consolidator
  - Looking to grow via strategic and opportunistic FDIC-assisted deals
- True retail franchise generating low cost core deposits
  - Over 119,000 customer accounts
- Strong loan quality
  - NPLs / Loans of 1.47% versus peers of 3.49% at December 31, 2009
  - NCOs / Avg. Loans of 0.70% versus peers of 1.06% for 2009

First Community Bancshares, Inc.

Why buy FCBC?

- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 3.92% for Q4 2009 and 3.74% for 2009
- Strong non-margin, fee-based revenue diversification
- Strong dividend yield at over 3%
- Eliminated pooled trust preferred exposure
- Positioned to emerge as one of the strongest players in the region and build one of the best franchises in the Mid-Atlantic
- Attractive valuation on forward earnings potential

First Community Bancshares, Inc.


STRENGTH. BALANCE. BACKBONE.

YOUR ***FIRST*** FINANCIAL RESOURCE

Non-GAAP Reconciliation of Core Earnings

Appendix A

	2005	2006	2007	2008	2009
Net income available to common shareholders (as-reported)	$ 26,303	$ 28,948	$ 29,632	$ 3,081	$ (38,228)
Securities gains	(753)	(75)	(411)	(1,899)	11,673
Other-than-temporary impairments	-	-	-	29,974	78,863
Branch sale gains	(4,366)	(1,035)	-	-	-
Acquisition gains	-	-	-	-	(4,493)
Amortization of intangibles	435	410	467	689	-
Prepayment penalties	3,794	-	-	1,647	88
Merger-related expenses					1,726
Other non-core items	520	153	181	382	2,664
Tax effect	144	213	(92)	(12,009)	(35,581)
Core net income	$ 26,077	$ 28,614	$ 29,777	$ 21,865	$ 16,712
Core diluted EPS	$ 2.30	$ 2.54	$ 2.64	$ 1.96	$ 1.12